Exhibit 99.2

HILTON WORLDWIDE HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Overview

On January 3, 2017, Hilton Worldwide Holdings Inc. (together with its consolidated subsidiaries, “Hilton,” “we,” “us” or “our”) completed the previously announced separation of its business into three independent, publicly traded companies (the “spin-offs”), which was accomplished by the distribution of the outstanding shares of common stock of Park Hotels & Resorts Inc. (“Park”) and Hilton Grand Vacations Inc. (“HGV”) to Hilton’s stockholders of record as of the close of business on December 15, 2016 (the “Distribution”). Park and HGV have their common stock listed on the New York Stock Exchange under the symbols “PK” and “HGV,” respectively. Park holds a portfolio of owned and leased hotels and resorts previously owned and operated by Hilton, and HGV owns and operates Hilton’s historical timeshare business. Hilton will continue to manage or franchise all of the hotels initially distributed to Park under long-term management and franchise agreements and will license certain intellectual property to HGV for use in its timeshare business under a long-term license agreement.

Beginning in the first quarter of 2017, the historical financial results of Park and HGV for periods prior to the Distribution will be reflected in Hilton’s condensed consolidated financial statements as discontinued operations. Additionally, immediately following the spin-offs, Hilton completed a 1-for-3 reverse stock split of its outstanding common stock (the “Reverse Stock Split”).

Basis of Pro Forma Presentation

The following unaudited pro forma condensed consolidated financial statements present the historical consolidated financial statements of Hilton adjusted to reflect the spin-offs and the Reverse Stock Split. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2016 and unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2016 and years ended December 31, 2015, 2014 and 2013 have been prepared to reflect the spin-offs and the Reverse Stock Split as if they had occurred on September 30, 2016 for the unaudited pro forma condensed consolidated balance sheet and January 1, 2013 for the unaudited pro forma condensed consolidated statements of operations.

The unaudited pro forma adjustments are based on estimates, accounting judgments and currently available information and assumptions that Hilton management believes are reasonable. These adjustments are included only to the extent that they are directly attributable to the spin-offs or the Reverse Stock Split, the information used is factually supportable and, for the unaudited pro forma condensed consolidated statements of operations, are expected to have a continuing effect on us. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with our historical audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015, and our unaudited condensed consolidated financial statements in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, and accompanying notes, in each case, which are available on the United States Securities and Exchange Commission’s website at www.sec.gov and Hilton’s website at www.hiltonworldwide.com.

The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and are not necessarily indicative of what our financial position or results of operations would actually have been had the spin-offs occurred on the dates indicated or what our future financial position or results of operations will be after giving effect to the completion of the spin-offs. The adjustments in the unaudited pro forma condensed consolidated statements of operations do not include general and administrative expenses that do not meet the requirements to be presented in discontinued operations as they are not specifically related to Park or HGV. Accordingly, the pro forma general and administrative expenses are not necessarily indicative of future general and administrative expenses of Hilton. The unaudited pro forma condensed consolidated financial statements do not reflect any cost savings that we believe could have been achieved had the spin-offs been completed on the dates indicated.

HILTON WORLDWIDE HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2016

(In millions)

	Hilton Historical	Park & HGV(1)	Pro Forma Adjustments		Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$859	$(353)	$766	(a)	$1,272
Restricted cash and cash equivalents	272	(169)	31	(a)	134
Accounts receivable, net of allowance for doubtful accounts	1,021	(273)	—		748
Inventories	508	(502)	—		6
Current portion of financing receivables, net	128	(126)	—		2
Prepaid expenses	171	(59)	—		112
Income taxes receivable	17	—	—		17
Other	48	(22)	—		26

Total current assets	3,024	(1,504)	797		2,317

Property, Intangibles and Other Assets:
Property and equipment, net	9,020	(8,607)	(54	) (b)	359
Financing receivables, net	929	(865)	—		64
Investments in affiliates	132	(100)	—		32
Goodwill	5,855	(605)	(98	) (c)	5,152
Brands	4,908	—	—		4,908
Management and franchise contracts, net	1,044	(57)	—		987
Other intangible assets, net	525	(58)	—		467
Deferred income tax assets	75	(3)	—		72
Other	359	(20)	—		339

Total property, intangibles and other assets	22,847	(10,315)	(152)		12,380

TOTAL ASSETS	$25,871	$(11,819)	$645		$14,697

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other	$2,354	$(668)	$—		$1,686
Current maturities of long-term debt	101	(105)	—		(4)
Current maturities of timeshare debt	80	(80)	—		—
Income taxes payable	63	(7)	—		56

Total current liabilities	2,598	(860)	—		1,738
Long-term debt	9,883	(2,969)	—		6,914
Timeshare debt	337	(337)	—		—
Deferred revenues	96	(24)	—		72
Deferred income tax liabilities	4,487	(2,739)	(16	) (b)	1,732
Liability for guest loyalty program	853	—	—		853
Other	1,126	(13)	—		1,113

Total liabilities	19,380	(6,942)	(16)		12,422
Equity:
Preferred stock	—	—	—		—
Common stock	10	—	—		10
Additional paid-in capital	10,198	—	—		10,198
Accumulated deficit	(2,866)	(5,062)	661	(a)(b)(c)	(7,267)
Accumulated other comprehensive loss	(826)	163	—		(663)

Total Hilton stockholders’ equity	6,516	(4,899)	661		2,278
Noncontrolling interests	(25)	22	—		(3)

Total equity	6,491	(4,877)	661		2,275

TOTAL LIABILITIES AND EQUITY	$25,871	$(11,819)	$645		$14,697

(1)	Represents the elimination of historical assets and liabilities of Park and HGV.

See notes to unaudited pro forma condensed consolidated financial statements.

HILTON WORLDWIDE HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2016

(In millions, except per share data)

	Hilton Historical	Park & HGV(1)	Pro Forma Adjustments		Pro Forma
Revenues
Owned and leased hotels	$3,105	$(2,016)	$—		$1,089
Management and franchise fees and other	1,276	(63)	106	(d)	1,378
			59	(e)
Timeshare	1,020	(1,020)	—		—

	5,401	(3,099)	165		2,467
Other revenues from managed and franchised properties	3,342	(101)	866	(d)	4,107

Total revenues	8,743	(3,200)	1,031		6,574

Expenses
Owned and leased hotels	2,335	(1,354)	—		981
Timeshare	697	(697)	—		—
Depreciation and amortization	509	(236)	—		273
Impairment loss	15	—	—		15
General, administrative and other	392	(66)	—		326

	3,948	(2,353)	—		1,595
Other expenses from managed and franchised properties	3,342	(101)	866	(d)	4,107

Total expenses	7,290	(2,454)	866		5,702

Gain on sales of assets, net	2	(1)	—		1

Operating income	1,455	(747)	165		873

Interest income	10	(1)	—		9
Interest expense	(434)	148	—		(286)
Equity in earnings from unconsolidated affiliates	18	(15)	—		3
Loss on foreign currency transactions	(33)	(3)	—		(36)
Other loss, net	(15)	8	—		(7)

Income before income taxes	1,001	(610)	165		556

Income tax expense	(255)	244	(63	) (f)	(74)

Net income	746	(366)	102		482
Net income attributable to noncontrolling interests	(11)	6	—		(5)

Net income attributable to Hilton stockholders	$735	$(360)	$102		$477

Earnings per share:
Basic	$0.74			(g)	$1.45

Diluted	$0.74			(g)	$1.45

Weighted average shares outstanding:
Basic	988			(g)	329

Diluted	991			(g)	330

(1)	Represents the elimination of the historical results of operations of Park and HGV.

See notes to unaudited pro forma condensed consolidated financial statements.

HILTON WORLDWIDE HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

(In millions, except per share data)

	Hilton Historical	Park & HGV(1)	Pro Forma Adjustments		Pro Forma
Revenues
Owned and leased hotels	$4,233	$(2,637)	$—		$1,596
Management and franchise fees and other	1,601	(75)	139	(d)	1,739
			74	(e)
Timeshare	1,308	(1,308)	—		—

	7,142	(4,020)	213		3,335
Other revenues from managed and franchised properties	4,130	(119)	1,146	(d)	5,157

Total revenues	11,272	(4,139)	1,359		8,492

Expenses
Owned and leased hotels	3,168	(1,754)	—		1,414
Timeshare	897	(897)	—		—
Depreciation and amortization	692	(307)	—		385
Impairment loss	9	—	—		9
General, administrative and other	611	(34)	—		577

	5,377	(2,992)	—		2,385
Other expenses from managed and franchised properties	4,130	(119)	1,146	(d)	5,157

Total expenses	9,507	(3,111)	1,146		7,542

Gain on sales of assets, net	306	(143)	—		163

Operating income	2,071	(1,171)	213		1,113

Interest income	19	(1)	—		18
Interest expense	(575)	198	—		(377)
Equity in earnings from unconsolidated affiliates	23	(22)	—		1
Loss on foreign currency transactions	(41)	—	—		(41)
Other gain (loss), net	(1)	33	—		32

Income before income taxes	1,496	(963)	213		746

Income tax benefit (expense)	(80)	431	(81	) (f)	270

Net income	1,416	(532)	132		1,016
Net income attributable to noncontrolling interests	(12)	7	—		(5)

Net income attributable to Hilton stockholders	$1,404	$(525)	$132		$1,011

Earnings per share:
Basic	$1.42			(g)	$3.07

Diluted	$1.42			(g)	$3.07

Weighted average shares outstanding:
Basic	986			(g)	329

Diluted	989			(g)	330

(1)	Represents the elimination of the historical results of operations of Park and HGV.

See notes to unaudited pro forma condensed consolidated financial statements.

HILTON WORLDWIDE HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2014

(In millions, except per share data)

	Hilton Historical	Park & HGV(1)	Pro Forma Adjustments		Pro Forma
Revenues
Owned and leased hotels	$4,239	$(2,463)	$—		$1,776
Management and franchise fees and other	1,401	(56)	130	(d)	1,541
			66	(e)
Timeshare	1,171	(1,171)	—		—

	6,811	(3,690)	196		3,317
Other revenues from managed and franchised properties	3,691	(124)	1,024	(d)	4,591

Total revenues	10,502	(3,814)	1,220		7,908

Expenses
Owned and leased hotels	3,252	(1,666)	—		1,586
Timeshare	767	(767)	—		—
Depreciation and amortization	628	(265)	—		363
General, administrative and other	491	(22)	—		469

	5,138	(2,720)	—		2,418
Other expenses from managed and franchised properties	3,691	(124)	1,024	(d)	4,591

Total expenses	8,829	(2,844)	1,024		7,009

Operating income	1,673	(970)	196		899

Interest income	10	(1)	—		9
Interest expense	(618)	202	—		(416)
Equity in earnings from unconsolidated affiliates	19	(16)	—		3
Gain on foreign currency transactions	26	—	—		26
Other gain, net	37	(29)	—		8

Income before income taxes	1,147	(814)	196		529

Income tax expense	(465)	311	(74	) (f)	(228)

Net income	682	(503)	122		301
Net income attributable to noncontrolling interests	(9)	4	—		(5)

Net income attributable to Hilton stockholders	$673	$(499)	$122		$296

Earnings per share:
Basic	$0.68			(g)	$0.90

Diluted	$0.68			(g)	$0.90

Weighted average shares outstanding:
Basic	985			(g)	328

Diluted	986			(g)	329

(1)	Represents the elimination of the historical results of operations of Park and HGV.

See notes to unaudited pro forma condensed consolidated financial statements.

HILTON WORLDWIDE HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

(In millions, except per share data)

	Hilton Historical	Park & HGV(1)	Pro Forma Adjustments		Pro Forma
Revenues
Owned and leased hotels	$4,046	$(2,286)	$—		$1,760
Management and franchise fees and other	1,175	(31)	119	(d)	1,321
			58	(e)
Timeshare	1,109	(1,109)	—		—

	6,330	(3,426)	177		3,081
Other revenues from managed and franchised properties	3,405	(99)	954	(d)	4,260

Total revenues	9,735	(3,525)	1,131		7,341

Expenses
Owned and leased hotels	3,147	(1,577)	—		1,570
Timeshare	730	(730)	—		—
Depreciation and amortization	603	(261)	—		342
General, administrative and other	748	(54)	—		694

	5,228	(2,622)	—		2,606
Other expenses from managed and franchised properties	3,405	(99)	954	(d)	4,260

Total expenses	8,633	(2,721)	954		6,866

Operating income	1,102	(804)	177		475

Interest income	9	(2)	—		7
Interest expense	(620)	49	—		(571)
Equity in earnings from unconsolidated affiliates	16	(12)	—		4
Loss on foreign currency transactions	(45)	6	—		(39)
Gain on debt extinguishment	229	—	—		229
Other gain, net	7	—	—		7

Income before income taxes	698	(763)	177		112

Income tax expense	(238)	301	(67	) (f)	(4)

Net income	460	(462)	110		108
Net income attributable to noncontrolling interests	(45)	3	—		(42)

Net income attributable to Hilton stockholders	$415	$(459)	$110		$66

Earnings per share:
Basic	$0.45			(g)	$0.21

Diluted	$0.45			(g)	$0.21

Weighted average shares outstanding:
Basic	923			(g)	308

Diluted	923			(g)	308

(1)	Represents the elimination of the historical results of operations of Park and HGV.

See notes to unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated financial statements include the following pro forma adjustments:

(a)	In connection with the spin-offs, Hilton received cash distributions from Park and HGV.

(b)	Represents the October 2016 transfer of a land parcel at historical carrying value from Hilton to HGV in connection with the spin-offs, including the removal of the related deferred tax liability.

(c)	Represents the incremental goodwill related to Park based upon its relative fair value allocable in conjunction with the spin-offs.

(d)	Reflects the change in management and franchise fee revenue and other revenues and expenses from managed and franchised properties related to the management and franchise agreements with Park effective upon completion of the spin-offs. Pursuant to the agreements, Park will pay agreed upon fees for various services that we will provide to support the operations of their hotels, as well as royalty fees for the licensing of our hotel brands. These fees are on different terms from those included within the intercompany management agreements in effect before the spin-offs, which were eliminated in consolidation in our historical consolidated financial statements. The terms of the management agreements generally include a base management fee, calculated as three percent of gross hotel revenues or receipts, and an incentive management fee, calculated as six percent of a specified measure of hotel earnings that will be calculated in accordance with the applicable management agreement. These fees are included in management and franchise fees and other. Additionally, payroll and related costs, certain other operating costs, marketing expenses and other expenses associated with our brands and shared services will be directly reimbursed to us by Park under the terms of the management and franchise agreements. This revenue is presented as other revenues from managed and franchised properties, with the corresponding expenses presented as other expenses from managed and franchised properties.

(e)	Reflects the change in franchise fee revenue related to the license agreement with HGV effective upon completion of the spin-offs. Pursuant to the license agreement, HGV will pay agreed-upon fees for the right to use certain Hilton-branded trademarks, trade names and related intellectual property in its business. These fees include royalties, calculated as five percent of gross revenues, as well as additional other fees. These fees are on different terms from those included in the agreement with HGV in effect before the spin-offs, which were eliminated in consolidation in our historical consolidated financial statements.

(f)	Represents the income tax expense effect of pro forma adjustments by applying an estimated statutory tax rate of 37.9 percent.

(g)	Pro forma basic and diluted weighted average shares outstanding were based on the historical weighted average number of common shares outstanding adjusted for the execution of the Reverse Stock Split immediately following the Distribution. The calculation of pro forma diluted weighted average shares outstanding also reflects the effect of the spin-offs.